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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): July 17, 1997



                              Market America, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        North Carolina                 000-23250             56-1784094
 ------------------------------    ----------------       -------------------
 State or Other Jurisdiction of    (Commission File        (I.R.S. Employer
 Incorporation or Organization)         Number)           Identification No.)


        7605-A Business Park Drive                               27409
  ----------------------------------------                     ----------
  (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (910) 605-0040


                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)


                              Six consecutive pages
                  Exhibit Index appears on consecutive page 4.



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                              MARKET AMERICA, INC.

Item 4.  Changes in Registrant's Certifying Accountant.

                  On July 17, 1997, Market America, Inc. (the "Registrant") engaged the firm of Dixon, Odom & Co., L.L.P. ("Dixon, Odom") as the principal accountant to audit the Registrant's financial statements for the fiscal year ended April 30, 1997. Before the engagement, neither the Registrant nor anyone acting on its behalf (i) had consulted Dixon, Odom regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit that might be rendered on the Registrant's financial statements, and (ii) had been provided by Dixon, Odom with advice that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue. The decision to engage Dixon, Odom was approved by the Board of Directors of the Registrant.

                  Terrence J. Dunne, Certified Public Accountant, Spokane, Washington, had audited the Registrant's financial statements for the fiscal year ended April 30, 1996. The Registrant asked Mr. Dunne to step aside in favor of Dixon, Odom because the Registrant desired to proceed with negotiations with the American Stock Exchange regarding the listing of the Registrant's common stock on the Exchange. Personnel from the Exchange have advised the Registrant that, in order to be considered for an Exchange listing, the Registrant would be required to engage a larger accounting firm with greater peer review. Dixon, Odom, a prominent regional public accounting firm, appears to meet the Exchange's requirements.

                  Mr. Dunne's report on the financial statements of the Registrant for the fiscal year ended April 30, 1996 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Registrant and Mr. Dunne on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Mr. Dunne's satisfaction, would have caused Mr. Dunne to make reference to the subject matter of the disagreement in connection with his report.

                  The Registrant requested Dixon, Odom to review the disclosure contained in the first paragraph of this Item 4 and provided Dixon, Odom an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respects in which Dixon, Odom did not agree with the statements made in the first paragraph. Attached as an exhibit to this report is a copy of a letter from Dixon, Odom expressing agreement with such statements.

                  The Registrant provided Mr. Dunne with a copy of the disclosures made in the second and third paragraphs of this Item 4, requesting Mr. Dunne to

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furnish a letter addressed to the Commission stating whether he agreed with the statements made therein and, if not, stating the respects in which he did not agree. Attached as an exhibit to this report is a copy of a letter from Mr. Dunne expressing agreement with such statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

                           (a)      Financial statements of businesses acquired:

                                    N.A.

                           (b)      Pro forma financial information:

                                    N.A.

                           (c)      Exhibits:

                                    The exhibits filed as part of this report are listed in the Exhibits Index, which appears immediately after the signature page and is incorporated herein by this reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MARKET AMERICA, INC.

                              By: /s/ James H. Ridinger
                                  ----------------------------
                                  James H. Ridinger
                                  Chairman of the Board, President &
                                  Chief Executive Officer


Date:  July 23, 1997

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                                 Exhibits Index

     Exhibit
     Number                          Exhibit Description
     ------                          -------------------

      16-1             Letter of Dixon, Odom & Co., L.L.P., dated July 21, 1997*

      16-2 Letter of Terrence J. Dunne, Certified Public Accountant, dated July 18, 1997*




* Filed herewith.




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